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                                 EXHIBIT 99.3

                           CROGHAN BANCSHARES, INC.
                UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                July 31, 1996

                                                                                              PRO FORMA
                                                           CROGHAN            UNION          ADJUSTMENTS            PRO FORMA
                                                        ------------      ------------      ------------          ------------
ASSETS
   Cash and cash equivalents........................    $ 14,482,661      $  6,213,318      $ (3,399,906)(1)      $ 17,296,073
   Investment securities:
      Available-for-sale............................      25,994,293        23,382,335        (6,300,000)(1)        43,076,628
      Held-to-maturity..............................      34,838,310         6,861,758            16,211 (2)        41,716,279
   Loans and leases receivable......................     163,313,853        61,553,026            (1,846)(2)       224,865,033
      Less allowance for possible loan losses.......      (2,596,959)         (710,605)               --            (3,307,564)
   Premises and equipment, net......................       4,229,490         1,442,478         2,296,507 (2)         7,968,475
   Accrued interest receivable......................       2,009,021           918,154                --             2,927,175
   Goodwill.........................................              --                --         9,568,723 (2)         9,568,723
   Other............................................       1,215,962           441,954          (237,342)(2)         1,420,574
                                                        ------------      ------------      ------------          ------------

TOTAL ASSETS........................................    $243,486,631      $100,102,418      $  1,942,347          $345,531,396
                                                        ============      ============      ============          ============

LIABILITIES
   Deposits.........................................    $209,326,612      $ 89,911,440       $ 6,100,000 (1)      $305,901,666
                                                                                                 563,614 (2)
   Note payable.....................................              --               --          4,500,000 (1)         4,500,000
   Borrowed funds...................................       3,636,910               --                 --             3,636,910
   Accrued interest, taxes and
      other expenses................................       1,542,362           456,217           513,494 (2)         2,512,073
                                                        ------------      ------------      ------------          ------------

         Total liabilities..........................     214,505,884        90,367,657        11,677,108           316,550,649
                                                        ------------      ------------      ------------          ------------

STOCKHOLDERS' EQUITY
   Common stock.....................................       7,931,575         1,124,505        (1,124,505)(2)         7,931,575
   Surplus..........................................       8,989,295         1,229,152        (1,229,152)(2)         8,989,295
   Retained earnings................................      12,042,606         7,483,188        (7,483,188)(2)        12,042,606
   Net unrealized gain (loss)
      on AFS securities.............................          17,271           (98,424)           98,424 (2)            17,271
   Less treasury stock..............................              --            (3,660)            3,660 (2)                --
                                                        ------------      ------------      ------------          ------------

         Total stockholders' equity.................      28,980,747         9,734,761        (9,734,761)           28,980,747
                                                        ------------      ------------      ------------          ------------

TOTAL LIABILITIES AND
   STOCKHOLDERS' EQUITY.............................    $243,486,631      $100,102,418      $  1,942,347          $345,531,396
                                                        ============      ============      ============          ============

Notes:
   (1)  Decrease in cash and cash equivalents represents cash paid to Union shareholders ($20,226,868) and acquisition costs
        ($73,038), less $6,300,000 proceeds from sale of securities, $4,500,000 proceeds from note payable, and estimated
        $6,100,000 to be deposited by shareholders with Union.

   (2)  Adjustment of Union assets and liabilities to fair value, elimination of Union's equity and recognition of goodwill. The following table summarizes the goodwill computation.

                   Purchase price - cash                        $20,299,906
                   Net fair value of Union's assets              10,731,183
                                                                -----------

                   Goodwill                                     $ 9,568,723
                                                                ===========
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                           CROGHAN BANCSHARES, INC.
           UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                       Seven months ended July 31, 1996

                                                                                              PRO FORMA
                                                           CROGHAN            UNION          ADJUSTMENTS            PRO FORMA
                                                        ------------      ------------      ------------          ------------
Net interest income.................................    $  6,231,113      $  2,374,907      $   (673,923)(1)      $  7,932,097
Provision for loan losses...........................         (45,000)           (5,000)               --               (50,000)
Non-interest income.................................         747,307           203,102                --               950,409
                                                                                                 (71,766)(2)
Non-interest expenses...............................      (4,167,651)       (1,725,340)         (345,784)(3)        (6,310,541)
                                                        ------------      ------------      ------------          ------------

      Income before income taxes....................       2,765,769           847,669        (1,091,473)            2,521,965

Income taxes........................................        (861,109)         (289,241)          253,534 (4)          (896,816)
                                                        ------------      ------------      ------------          ------------

Net income..........................................    $  1,904,660      $    558,428      $   (837,939)         $  1,625,149
                                                        ============      ============      ============          ============

Income per common share.............................         $  3.00                                                   $  2.56
                                                             =======                                                   =======
Weighted average common
   shares outstanding...............................         634,526                                                   634,526
                                                             =======                                                   =======

Notes:
   (1)  Elimination of interest income on the portion of purchase price resulting from payment of cash and sale of investment securities ($317,620), increased interest expense from $4,500,000 note payable borrowing from NBD Bank and additional deposits left at Union ($339,623), plus the net amortization of the loan, investment securities and deposit market value adjustments ($16,680).

   (2)  Recognition of additional depreciation expense on premises and equipment.

   (3)  Recognition of goodwill amortization over a period of 15 years.

   (4)  Income taxes provided at the rate of 34% for all adjustments except goodwill.

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                           CROGHAN BANCSHARES, INC.
           UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                         Year ended December 31, 1995

                                                                                              PRO FORMA
                                                           CROGHAN            UNION          ADJUSTMENTS            PRO FORMA
                                                        ------------      ------------      ------------          ------------
Net interest income.................................    $ 10,666,951      $  4,019,255      $   (961,626)(1)      $ 13,724,580
Provision for loan losses...........................        (120,000)          (60,056)               --              (180,056)
Non-interest income.................................       1,126,032           274,673                --             1,400,705
                                                                                                (127,530)(2)
Non-interest expenses...............................      (6,960,013)       (2,684,362)         (536,993)(3)       (10,308,898)
                                                        ------------      ------------      ------------          ------------

      Income before income taxes....................       4,712,970         1,549,510        (1,626,149)            4,636,331

Income taxes........................................      (1,443,732)         (423,446)          370,313 (4)        (1,496,865)
                                                        ------------      ------------      ------------          ------------

Net income..........................................    $  3,269,238      $  1,126,064      $ (1,255,836)         $  3,139,466
                                                        ============      ============      ============          ============

Income per common share.............................         $  5.15                                                   $  4.95
                                                             =======                                                   =======
Weighted average common
   shares outstanding...............................         634,526                                                   634,526
                                                             =======                                                   =======

Notes:
   (1)  Elimination of interest income on the portion of purchase price resulting from payment of cash and sale of investment securities ($467,035), increased interest expense from $4,500,000 note payable borrowing from NBD Bank and additional deposits left at Union ($575,925), reduced by the net amortization of the loan, investment securities and deposit market value adjustments ($81,334).

   (2)  Recognition of additional depreciation expense on premises and equipment.

   (3)  Recognition of goodwill amortization over a period of 15 years.

   (4)  Income taxes provided at the rate of 34% for all adjustments except goodwill.

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